SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):      April 23, 2007

     AVERY DENNISON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-7685	95-1492269
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

150 North Orange Grove Boulevard
Pasadena, California		91103
(Address of Principal Executive Offices)		(Zip Code)
626-304-2000
Registrant’s telephone number, including area code

n/a
(Former Name and Address,
If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

                        On April 23, 2007, Avery Dennison Corporation and Paxar Corporation issued a joint press release announcing that the Federal Trade Commission and the Antitrust Division of the Department of Justice granted early termination of the waiting period applicable to their proposed merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. A copy of the joint press release of Avery Dennison and Paxar is filed as Exhibit 99.1 hereto and is incorporated herein by reference, and the foregoing description is qualified in its entirety by the text of such press release.

Item 9.01. Financial Statements and Exhibits (a) Not applicable. (b) Not applicable. (c) Exhibits Exhibit No. Document Designation 99.1 Joint Press Release, dated April 23, 2007.

SIGNATURE

                        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2007

AVERY DENNISON CORPORATION

By: /s/ Robert G. van Schoonenberg
Name:	Robert G. van Schoonenberg
Title:	Executive Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Joint Press Release, dated April 23, 2007